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                                                                     EXHIBIT 4.1



                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the reference to our firm under the caption "Experts-Independent Auditors" and to the use of our report dated
August 13, 2002 in the Amendment No. 1 to the Registration Statement (Form S-6 No. 333-91344) and related Prospectus of Claymore Securities Defined Portfolios, Series 129.





                                                          ERNST & YOUNG LLP


Kansas City, Missouri
August 13, 2002